UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 30, 2005
Allied Waste Industries, Inc.
(Exact Name of Registrant as Specified in its Charter)
Delaware
(State or other jurisdiction of incorporation or jurisdiction

1-14705	88-0228636

(Commission File Number)	(IRS Employer Identification Number)

15880 N. Greenway-Hayden Loop, Suite 100, Scottsdale, Arizona	85260

(Address of principal executive office)	(Zip Code)
Registrant’s telephone number, including area code: (480) 627-2700
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-10.01
EX-10.02
EX-10.03

Item 1.01. Entry into a Material Definitive Agreement.
Option/RSU Grants
          On December 30, 2005, the Management Development/Compensation Committee (the “Compensation Committee”) of the Board of Directors of Allied Waste Industries, Inc. (the “Company”) granted options and restricted stock units (“RSUs”) to certain of the Company’s executive officers and other management personnel pursuant to the Company’s 1991 Incentive Stock Plan (the “1991 Plan”). Except in the case of the Company’s Chief Executive Officer, John J. Zillmer, the options and RSUs were granted effective as of December 30, 2005, will vest over a period of five years from December 30, 2005, and will expire on December 30, 2015. In the case of Mr. Zillmer, the options and RSUs were granted effective as of January 3, 2006, will vest over a period of five years from January 3, 2006, and will expire on January 3, 2016. The following table sets forth the option/RSU grants for the Company’s executive officers who received option/ RSU grants:

		Number of	Number of
		Options	RSUs
Name	Title	Granted	Granted
John J. Zillmer	Chief Executive Officer and Chairman of the Board	495,000	160,000
Donald W. Slager	President and Chief Operating Officer	133,000	20,000
Peter S. Hathaway	Chief Financial Officer	63,000	9,000
Steven M. Helm	Executive VP, General Counsel and Corporate Secretary	63,000	9,000
Edward A. Evans	Executive VP and Chief Personnel Officer	111,000	17,000
Donald A. Swierenga	Senior VP, Operations	20,000	3,000
          On December 30, 2005, the Compensation Committee also approved new forms of agreements for stock options and RSUs granted under the 1991 Plan and RSUs granted under the Company’s 2005 Non-Employee Director Equity Compensation Plan. The forms of those option and RSU agreements are being filed as exhibits to this Form 8-K.
Compliance with Section 409A of the Internal Revenue Code
          On December 30, 2005, the Compensation Committee adopted a resolution stating that (a) the Company intends to comply fully with Section 409A of the United States Internal Revenue Code of 1986, as amended (“Section 409A”), and (b) the Company will at all times operate and administer its compensation, benefit, and employment plans, programs, policies, agreements, and arrangements (“Compensation Arrangements”) in accordance with the Company’s reasonable good faith interpretation of Section 409A. The Compensation Committee further authorized the Company’s officers to amend, modify, supplement, or terminate Compensation Arrangements with the Company’s employees, including its executive officers, to the extent such officers may deem appropriate in order to ensure that those Compensation Arrangements comply with Section 409A. Pursuant to this resolution, on December 30, 2005, the Company amended the Company’s Executive Deferred Compensation Plan and the 2005 Executive Deferred Compensation Plan (collectively, “EDCP”) to permit certain participants to revoke their prior deferral elections and to make certain other technical modifications to conform the EDCP to the transitional rules under Section 409A.

Item 9.01. Financial Statements and Exhibits.
(a) Not applicable.
(b) Not applicable.
(c) Exhibits.

Exhibit
Number	Description
10.01	Form of Nonqualified Stock Option Agreement under the Amended and Restated 1991 Incentive Stock Plan
10.02	Form of Restricted Stock Units Agreement under the Amended and Restated 1991 Incentive Stock Plan
10.03	Form of Restricted Stock Units Agreement under the 2005 Non-Employee Director Equity Compensation Plan
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIED WASTE INDUSTIRES, INC.
Dated: January 4, 2006	By:	/s/ Peter S. Hathaway
Peter S. Hathaway
Executive Vice President and Chief Financial Officer

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